Exhibit No. 99


    All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


                      Structural and Collateral Term Sheet       October 6, 2004
--------------------------------------------------------------------------------
---------
|Goldman|             $895,218,100 of Offered Certificates
|Sachs  |  Wells Fargo Mortgage Backed Securities 2004-W Trust, Issuer
|       |       Mortgage Pass-Through Certificates, Series 2004-W
---------          5/1 Hybrid ARM Loans (One-Year CMT Indexed)


Overview of the Offered Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                  Expected     Initial
               Approximate                         Credit       Pass-     Estimated                    Principal      Principal
               Certificate    Expected Ratings  Enhancement    Through    Avg. Life  Estimated Avg.     Payment        Payment
Certificates  Balance ($)(1)    Moody's/Fitch    Percentage    Rate (2)   (yrs) (3)  Life (yrs) (4)    Window(3)      Window(4)
----------------------------------------------------------------------------------------------------------------------------------
     A1          200,000,000       Aaa/AAA          3.15%       4.641%       2.61         3.35       11/04 - 09/09  11/04 - 09/34
     A2           40,000,000       Aaa/AAA          3.15%       4.641%       0.50         0.50       11/04 - 10/05  11/04 - 10/05
     A3          122,403,000       Aaa/AAA          3.15%       4.400%       0.50         0.50       11/04 - 10/05  11/04 - 10/05
  A3IO(5)        122,403,000       Aaa/AAA          3.15%       0.241%        N/A          N/A            N/A           N/A
     A4           78,971,000       Aaa/AAA          3.15%       4.641%       1.25         1.25       10/05 - 04/06  10/05 - 04/06
     A5          112,153,000       Aaa/AAA          3.15%       4.641%       2.00         2.00       04/06 - 04/07  04/06 - 04/07
     A6           83,948,000       Aaa/AAA          3.15%       4.641%       3.00         3.00       04/07 - 04/08  04/07 - 04/08
     A7           56,570,000       Aaa/AAA          3.15%       4.641%       4.00         4.00       04/08 - 04/09  04/08 - 04/09
     A8           30,000,000       Aaa/AAA          3.15%       4.641%       4.91         7.71       04/09 - 09/09  04/09 - 09/34
   A9(6)         142,962,000       Aaa/AAA          6.30%       4.641%       4.91         7.71       04/09 - 09/09  04/09 - 09/34
    A10            4,807,000       Aa1/AAA          3.15%       4.641%       4.91         7.71       04/09 - 09/09  04/09 - 09/34
     B1           14,853,000          AA            1.50%       4.641%       4.34         6.02       11/04 - 09/09  11/04 - 09/34
     B2            5,401,000          A             0.90%       4.641%       4.34         6.02       11/04 - 09/09  11/04 - 09/34
     B3            3,150,000         BBB            0.55%       4.641%       4.34         6.02       11/04 - 09/09  11/04 - 09/34
     AR                  100       Aaa/AAA          3.15%         N/A         N/A          N/A            N/A           N/A
----------------------------------------------------------------------------------------------------------------------------------

(1)   The Certificate Sizes are approximate and subject to a +/- 5% variance.
(2) The Certificates (other than the class A-3 and A-3 IO Certificates) will pay the Weighted Average Net Coupon of the mortgage loans, which will equal 1 yr CMT + the weighted average net margin, subject to applicable loan periodic and lifetime rate caps, once the interest rate on the mortgage loans begins to adjust. For the Class A3 Certificates, the Pass-Through Rate will equal a fixed rate of 4.400% for the first 59 months after the cut-off date, and the net WAC of the mortgage loans thereafter. For the Class A3IO Certificates the Pass-Through Rate will be the excess of the weighted average of the net interest rates of the mortgage loans over the certificate interest rate on the Class A3 Certificate. The Class A3IO Certificates will not receive distributions after month 59.
(3) Average Life and Payment Windows are calculated based upon a pricing prepayment speed of 25% CPB. The average life on the A3IO class is based on the amortization of its notional principal balance, which amortizes concurrently with the A3 Class.
(4) Average Life and Payment Windows are calculated based upon a pricing prepayment speed of 25% CPR to Maturity.
(5) The class A3IO is an interest-only class and will not receive distributions of principal. The class A3IO has a notional principal balance.
(6) The A9 Class will be a "super senior class" and will be entitled to additional credit support from the A10 class (a "senior support class"). Principal losses on the underlying loans will not be allocated to the Super Senior class, but instead they will be allocated to the senior support class.


Collateral Description

--------------------------------------------------------------------------------
            Collateral Description (approximate)                  All Loans
--------------------------------------------------------------------------------
Aggregate Unpaid Principal Balance                              $900,169,778
Average Unpaid Principal Balance                                  $405,848
WA Months To First Adjustment Date                                   59
Weighted Average FICO score                                          739
Weighted Average Current Mortgage Interest Rate                    4.901%
Servicing Fee                                                       0.25%
Master Servicing Fee                                                0.01%
Gross Margin                                                        2.75%
Weighted Average Rate Ceiling                                      9.902%
Range of Current Mortgage Interest Rates                       2.500% - 6.875%
Mortgage Loan Cutoff Date                                         1-Oct-04
Weighted Average Original Loan-to-Value Ratio                        72%
Weighted Average Remaining Term to Stated Maturity                   359
Equity Take Out Refinance                                            6%
Primary Residence                                                    94%
Single Family Dwellings                                              82%
Full Documentation                                                   66%
Uninsured > 80% LTV                                                  0%
Interest Only                                                        80%
Relocation                                                           7%
California                                                           44%
Largest Individual Loan Balance                                   2,500,000
--------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

    All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


                      Structural and Collateral Term Sheet       October 6, 2004
--------------------------------------------------------------------------------


Time Table

Cut-Off Date:                 October 1, 2004
Settlement Date:              October 18, 2004
Distribution Date:            25th of each month or the next business day
First Distribution Date:      November 26, 2004

Features of the Transaction

  o Offering consists of certificates totaling approximately $895,218,100 of which $871,814,100 are expected to be rated AAA by Moody's and Fitch.

  o The expected amount of credit support for the senior certificates will be 3.15%.

  o In general, the collateral consists of 5/1 hybrid adjustable rate mortgage loans with most set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated or acquired by Wells Fargo Bank, N.A.

Structure of the Certificates

Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certificates") will be subordinate in the right to receive payments of the principal and interest and, therefore, provide credit protection to the Class A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-10, and A3IO Certificates (collectively the "Senior Certificates"). Furthermore, The A9 Class will be a "super senior class" and will be entitled to additional credit support from the A10 class (a "senior support class"). Principal losses on the underlying loans will not be allocated to the Super Senior class, but instead they will be allocated to the senior support class. In addition, for the first seven years after the Settlement Date, subject to the exception described below, all principal prepayments will be used to pay down the Senior Certificates (except for the A3IO class, which will receive no distribution of principal), which is intended to increase the relative proportion of Subordinate Certificates to the Senior Certificates and thereby increase the amount of subordination to the Senior Certificates. After such time, and subject to certain loss and delinquency criteria, the Subordinate Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage Loans. The prepayment percentages on the Subordinate Certificates are as follows:

    ----------------------------------------- -------------------------
               Distribution Date                   Pro Rata Share
    ----------------------------------------- -------------------------
              Nov 2004 - Oct 2011                        0%
              Nov 2011 - Oct 2012                       30%
              Nov 2012 - Oct 2013                       40%
              Nov 2013 - Oct 2014                       60%
              Nov 2014 - Oct 2015                       80%
               Nov 2015 and after                       100%
    ----------------------------------------- -------------------------

If before the Distribution Date in November 2007 the credit support to the Senior Certificates is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayments proceeds subject to certain loss and delinquency criteria. If on or after the Distribution Date in November 2007 the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of the principal prepayment proceeds, subject to certain loss and delinquency criteria.

Key Terms

Issuer:                      WFMBS 2004-W Trust

Underwriter:                 Goldman, Sachs & Co.

Seller:                      Wells Fargo Asset Securities Corporation

Servicer:                    Wells Fargo Bank, NA

Master Servicer:             Wells Fargo Bank, NA

Trustee:                     Wachovia Bank, NA

Rating Agencies:             Fitch and Moody's


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

    All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


                      Structural and Collateral Term Sheet       October 6, 2004
--------------------------------------------------------------------------------


Type of Issuance:            Public

Servicer Advancing:          The Servicer is obligated to advance delinquent
                             mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:       The Master Servicer is required to cover interest
                             shortfall, for each Distribution Date, at the lesser of (i) the aggregate Prepayment Interest
                             Shortfall with respect to such Distribution Date and (ii) the lesser of (X) the product of (A)
                             1/12th of 0.20% and (B) the aggregate Scheduled
                             Principal Balance of the Mortgage Loans for such Distribution Date and (Y) the Available Master
                             Servicing Compensation for such Distribution Date.
                             Compensating Interest is not paid on curtailments.

Interest Accrual:            On a 30/360 basis; the accrual period is the
                             calendar month preceding the month of each Distribution Date.

The Mortgage Loans:          The Mortgage Loans consist of 100% 5/1 One-Year CMT
                             Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. 80% of the Mortgage
                             Loans require only the payment of interest until the month following the first rate adjustment date.
                             The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT and will adjust to that index plus a certain number of basis points (the
                             "Gross Margin"). Most of the Mortgage Loans have
                             Periodic Interest Rate Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage loans are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate.
                             Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin. None of the Mortgage Loans have a prepayment fee as of the date of origination.

Index: The One-Year CMT loan index will be determined based on the average weekly yield on U.S. Treasury securities during the last full week occurring in the month which occurs one month prior to the applicable bond reset date, as published in Federal Reserve Statistical Release H. 15(519), as applicable, and annually thereafter.

Expected Subordination:      3.15%

Other Certificates:          The following Classes of "Other Certificates" will
                             be issued in the indicated approximate original principal amounts, which will provide credit support to the related Offered Certificates, but are not offered hereby

                   --------------- ----------------- ---------------------------
                     Certificate     Orig. Balance    Initial Pass-Through Rate
                   --------------- ----------------- ---------------------------
                          B4           $1,801,000               4.641%
                          B5           $1,350,000               4.641%
                          B6           $1,800,678               4.641%
                   --------------- ----------------- ---------------------------

Clean Up Call:               10% of the Cut-off Date principal balance of the
                             Mortgage Loans.

Tax Treatment:               It is anticipated that the Offered Certificates
                             will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:           The Offered Certificates are expected to be ERISA
                             eligible. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Eligibility:           The Senior and Class B1 Certificates are expected
                             to constitute "mortgage related securities" for purposes of SMMEA.

Minimum Denomination:        $25,000 for the Senior Certificates.

Delivery:                    Class A1, A2, A3, A4, A5, A6, A7, A8, A9, A10,
                             A3IO, B1, B2 and B3 Certificates - DTC


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                  Goldman, Sachs & Co.
                      WFMBS 2004-W
                 As of October 1, 2004
                      All records


Selection Criteria: All records
Table of Contents

1. Stats
2. ARM Type
3. Original Principal Balance
4. Current Mortgage Interest Rate
5. Remaining Terms to Stated Maturity
6. Original Loan-To-Value Ratio
7. FICO Score
8. Geographic Areas
9. Gross Margin
10. Rate Ceiling
11. Months to First Adjustment Date
12. Delinquency
13. Property Type
14. Occupancy Code
15. Purpose
16. Documentation Type



1. Stats

Count: 2,218
Current Balance: $900,169,778
Average Current Balance: $405,848
Gross Weighted Average Mortgage Interest Rate: 4.901%
Net Weighted Average Mortgage Interest Rate: 4.641%
Original Term: 360
Remaining Term: 359
Age: 1
Weighted Average Original Loan-to-Value Ratio: 71.77%
Gross Margin: 2.750%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.902%
Months to First Adjustment Date: 59
Weighted Average FICO Score: 739



2. ARM Type

--------------------------------------------------------------------------------
ARM Type                                        Count      Balance     Percent
--------------------------------------------------------------------------------
5/1 ARMs                                          2,218  $900,169,778   100.00%
--------------------------------------------------------------------------------
Total:                                            2,218  $900,169,778   100.00%
--------------------------------------------------------------------------------



3. Original Principal Balance

--------------------------------------------------------------------------------
Original Principal Balance                      Count      Balance     Percent
--------------------------------------------------------------------------------
Less than or equal to $200,000.00                   358   $53,080,240     5.90%
$200,000.01 to $300,000.00                          466   117,331,239        13
$300,000.01 to $400,000.00                          474   167,730,310      18.6
$400,000.01 to $500,000.00                          395   178,213,761      19.8
$500,000.01 to $600,000.00                          223   122,165,037      13.6
$600,000.01 to $700,000.00                          134    86,466,191       9.6
$700,000.01 to $800,000.00                           36    27,530,754       3.1
$800,000.01 to $900,000.00                           35    30,405,690       3.4
$900,000.01 to $1,000,000.00                         59    58,262,347       6.5
$1,000,000.01 and over                               38    58,984,208       6.6
--------------------------------------------------------------------------------
Total:                                            2,218  $900,169,778   100.00%
--------------------------------------------------------------------------------



4. Current Mortgage Interest Rate

--------------------------------------------------------------------------------
Current Mortgage Interest Rate                  Count      Balance     Percent
--------------------------------------------------------------------------------
2.500% to 2.749%                                      3      $569,708     0.10%
2.750% to 2.999%                                      6     1,528,606       0.2
3.000% to 3.249%                                      2       377,913         0
3.250% to 3.499%                                      8     1,943,235       0.2
3.500% to 3.749%                                     15     6,981,356       0.8
3.750% to 3.999%                                     39    14,596,298       1.6
4.000% to 4.249%                                     79    45,487,991       5.1
4.250% to 4.499%                                    175    80,932,808         9
4.500% to 4.749%                                    227    97,401,756      10.8
4.750% to 4.999%                                    382   168,938,522      18.8
5.000% to 5.249%                                    512   219,473,025      24.4
5.250% to 5.499%                                    485   171,386,118        19
5.500% to 5.749%                                    251    81,595,043       9.1
5.750% to 5.999%                                     32     8,646,369         1
6.000% to 6.249%                                      1        42,205         0
6.750% to 6.999%                                      1       268,824         0
--------------------------------------------------------------------------------
Total:                                            2,218  $900,169,778   100.00%
--------------------------------------------------------------------------------



5. Remaining Terms to Stated Maturity

--------------------------------------------------------------------------------
Remaining Terms to Stated Maturity              Count      Balance     Percent
--------------------------------------------------------------------------------
295                                                   1      $268,824     0.00%
344                                                   1       170,893         0
345                                                   1       408,094         0
346                                                   1       415,510         0
347                                                   1       340,224         0
352                                                   1       473,380       0.1
354                                                   1       441,945         0
355                                                   9     4,522,414       0.5
356                                                  32    15,472,104       1.7
357                                                  82    37,096,452       4.1
358                                                 224    94,364,081      10.5
359                                               1,630   652,220,803      72.5
360                                                 234    93,975,055      10.4
--------------------------------------------------------------------------------
Total:                                            2,218  $900,169,778   100.00%
--------------------------------------------------------------------------------



6. Original Loan-To-Value Ratio

--------------------------------------------------------------------------------
Original Loan-To-Value Ratio                    Count      Balance     Percent
--------------------------------------------------------------------------------
0.001% to 50.000%                                   136   $71,925,573     8.00%
50.001% to 60.000%                                  140    86,947,400       9.7
60.001% to 70.000%                                  273   150,153,251      16.7
70.001% to 75.000%                                  173    80,987,901         9
75.001% to 80.000%                                1,439   494,417,731      54.9
80.001% to 85.000%                                    6     2,456,188       0.3
85.001% to 90.000%                                   26     7,385,884       0.8
90.001% to 95.000%                                   25     5,895,850       0.7
--------------------------------------------------------------------------------
Total:                                            2,218  $900,169,778   100.00%
--------------------------------------------------------------------------------



7. FICO Score

--------------------------------------------------------------------------------
FICO Score                                      Count      Balance     Percent
--------------------------------------------------------------------------------
N/A                                                   5    $2,492,612     0.30%
600 to 649                                           17     9,468,620       1.1
650 to 699                                          344   138,254,802      15.4
700 to 749                                          851   342,176,003        38
750 to 799                                          949   387,937,027      43.1
800 to 849                                           52    19,840,714       2.2
--------------------------------------------------------------------------------
Total:                                            2,218  $900,169,778   100.00%
--------------------------------------------------------------------------------



8. Geographic Areas

--------------------------------------------------------------------------------
Geographic Areas                                Count      Balance     Percent
--------------------------------------------------------------------------------
AK                                                    4    $1,003,595     0.10%
AL                                                    7     1,453,204       0.2
AR                                                    1       287,946         0
AZ                                                   63    18,754,818       2.1
CA                                                  805   395,933,932        44
CO                                                   68    21,461,417       2.4
CT                                                   26    14,618,028       1.6
DC                                                   22     9,701,999       1.1
DE                                                    7     2,604,587       0.3
FL                                                   13     5,306,940       0.6
GA                                                   77    19,351,677       2.1
HI                                                    6     2,146,600       0.2
IA                                                    1       369,760         0
ID                                                    9     2,852,175       0.3
IL                                                   92    38,934,177       4.3
IN                                                    7     1,833,470       0.2
KS                                                    6     1,663,171       0.2
KY                                                    8     1,980,663       0.2
MA                                                   58    31,233,919       3.5
MD                                                  113    43,013,811       4.8
MI                                                   29     8,490,139       0.9
MN                                                   68    23,296,207       2.6
MO                                                   10     2,307,200       0.3
MS                                                    2       280,172         0
MT                                                    1       171,920         0
NC                                                   47    11,165,285       1.2
NE                                                    7     1,764,070       0.2
NH                                                    7     2,290,116       0.3
NJ                                                   80    33,520,821       3.7
NM                                                    4       770,400       0.1
NV                                                   57    22,322,376       2.5
NY                                                   53    31,014,700       3.4
OH                                                   60    15,068,560       1.7
OK                                                    2       302,400         0
OR                                                   15     4,667,536       0.5
PA                                                   41    13,427,303       1.5
RI                                                    1       400,000         0
SC                                                   21     5,107,858       0.6
SD                                                    1       112,000         0
TN                                                   15     3,982,276       0.4
TX                                                   45    15,535,506       1.7
UT                                                    5     2,096,690       0.2
VA                                                  164    57,517,376       6.4
WA                                                   72    25,781,588       2.9
WI                                                   15     3,587,851       0.4
WV                                                    3       683,542       0.1
--------------------------------------------------------------------------------
Total:                                            2,218  $900,169,778   100.00%
--------------------------------------------------------------------------------



9. Gross Margin

--------------------------------------------------------------------------------
Gross Margin                                    Count      Balance     Percent
--------------------------------------------------------------------------------
2.75%                                             2,218  $900,169,778   100.00%
--------------------------------------------------------------------------------
Total:                                            2,218  $900,169,778   100.00%
--------------------------------------------------------------------------------




10. Rate Ceiling

--------------------------------------------------------------------------------
Rate Ceiling                                    Count      Balance     Percent
--------------------------------------------------------------------------------
7.500% to 7.999%                                      9    $2,098,314     0.20%
8.000% to 8.499%                                     10     2,321,148       0.3
8.500% to 8.999%                                     54    21,577,654       2.4
9.000% to 9.499%                                    254   126,420,799        14
9.500% to 9.999%                                    608   266,035,478      29.6
10.000% to 10.499%                                  998   391,163,943      43.5
10.500% to 10.999%                                  283    90,241,413        10
11.000% to 11.499%                                    1        42,205         0
11.500% to 11.999%                                    1       268,824         0
--------------------------------------------------------------------------------
Total:                                            2,218  $900,169,778   100.00%
--------------------------------------------------------------------------------



11. Months to First Adjustment Date

--------------------------------------------------------------------------------
Months to First Adjustment Date                 Count      Balance     Percent
--------------------------------------------------------------------------------
7                                                     1      $268,824     0.00%
44                                                    1       170,893         0
45                                                    1       408,094         0
46                                                    1       415,510         0
47                                                    1       340,224         0
52                                                    1       473,380       0.1
54                                                    1       441,945         0
55                                                    9     4,522,414       0.5
56                                                   32    15,472,104       1.7
57                                                   82    37,096,452       4.1
58                                                  224    94,364,081      10.5
59                                                1,630   652,220,803      72.5
60                                                  234    93,975,055      10.4
--------------------------------------------------------------------------------
Total:                                            2,218  $900,169,778   100.00%
--------------------------------------------------------------------------------



12. Delinquency

--------------------------------------------------------------------------------
Delinquency                                     Count      Balance     Percent
--------------------------------------------------------------------------------
Current                                           2,218  $900,169,778   100.00%
--------------------------------------------------------------------------------
Total:                                            2,218  $900,169,778   100.00%
--------------------------------------------------------------------------------



13. Property Type

--------------------------------------------------------------------------------
Property Type                                   Count      Balance     Percent
--------------------------------------------------------------------------------
Single Family Detached                            1,753  $742,741,555    82.50%
Low-rise Condominium                                349   104,722,907      11.6
High-rise Condominium                                93    41,866,897       4.7
Multi-family - 2 Units                                9     4,670,039       0.5
Planned Unit Development                              6     2,814,117       0.3
Co-op                                                 7     2,738,262       0.3
Multi-family - 3 Units                                1       616,000       0.1
--------------------------------------------------------------------------------
Total:                                            2,218  $900,169,778   100.00%
--------------------------------------------------------------------------------



14. Occupancy Code

--------------------------------------------------------------------------------
Occupancy Code                                  Count      Balance     Percent
--------------------------------------------------------------------------------
Primary Residence                                 2,066  $850,313,391    94.50%
Second Home                                         152    49,856,387       5.5
--------------------------------------------------------------------------------
Total:                                            2,218  $900,169,778   100.00%
--------------------------------------------------------------------------------



15. Purpose

--------------------------------------------------------------------------------
Purpose                                         Count      Balance     Percent
--------------------------------------------------------------------------------
Purchase                                          1,824  $712,630,480    79.20%
Rate-Term Refinance                                 259   130,872,847      14.5
Cash-Out Refinance                                  135    56,666,451       6.3
--------------------------------------------------------------------------------
Total:                                            2,218  $900,169,778   100.00%
--------------------------------------------------------------------------------




16. Documentation Type

--------------------------------------------------------------------------------
Documentation Type                              Count      Balance     Percent
--------------------------------------------------------------------------------
Full Documentation                                1,439  $597,793,365    66.40%
Asset Only                                          676   264,358,030      29.4
No Doc                                               88    31,998,883       3.6
Income Only                                          15     6,019,499       0.7
--------------------------------------------------------------------------------
Total:                                            2,218  $900,169,778   100.00%
--------------------------------------------------------------------------------



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